The Mexico Fund, Inc.

Directors:

Juan Gallardo T. — Chairman

Philip Caldwell

José Luis Gómez Pimienta

Claudio X. González

Robert L. Knauss

Jaime Serra Puche

Emilio Carrillo Gamboa

Officers:

José Luis Gómez Pimienta — President

Samuel García-Cuéllar — Secretary

Alberto Osorio — Treasurer

Carlos H. Woodworth — Corporate Governance

Vice President

Eduardo Solano — Investor Relations

Vice President

Allan S. Mostoff — Assistant Secretary

Sander M. Bieber — Assistant Secretary

Investment Adviser —

Impulsora del Fondo México, S.A. de C.V.

Custodian —

BBVA Bancomer, S.A.

Comerica Bank

Transfer Agent and Registrar —

American Stock Transfer & Trust Company

Counsel —

Dechert LLP

Creel, García-Cuéllar y Müggenburg, S.C.

This report, including the financial statements herein, is transmitted to shareholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

The Mexico

Fund, Inc.

First Quarter Report

January 31, 2003

(Unaudited)

www.themexicofund.com

The Mexico Fund, Inc.

First Quarter Report

January 31, 2003

Highlights

•	The first quarter of the Fund’s fiscal year 2003 ended January 31, 2003.

•	After a year of recession, the Mexican economy began to show signs of recovery, as gross domestic product (GDP) increased 0.9% during 2002.

•	During this fiscal quarter, the most important factor that affected the performance of international stock markets, including the Mexican Bolsa, was the uncertainty created by the potential war in Iraq.

•	The Fund’s market price per share decreased 13.8% during this quarter, while the Fund’s net asset value (NAV) per share fell 8.3%.

•	At January 31, 2003, the discount between the Fund’s market price and NAV per share was 12.8%.

•	Similar to the performance of the US dollar, the Mexican peso has weakened and shown some volatility and the Central Bank continues to implement a restrictive monetary policy to allow inflation to remain under control.

•	The Fund conducted its third in-kind repurchase offer from December 30, 2002 to January 22, 2003, in which up to 5% of outstanding shares were offered to be repurchased.

•	Participation in the Fund’s in-kind repurchase offers is not mandatory. The repurchase offers are not part of a plan to liquidate the Fund. The Fund’s shares continue to be traded on the New York Stock Exchange (NYSE) during the in-kind repurchase offers.

•	The Fund’s next in-kind repurchase offer is scheduled to commence at the end of July 2003 for an undetermined amount of shares.

•	On January 28, 2003, the Fund paid a distribution of $1.793 per share, the third largest distribution paid by the Fund. Stockholders owning 51.7% of the Fund’s outstanding shares opted to receive this distribution in Fund shares.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The Mexico Fund, Inc.

Economic Environment

    Mexico’s economy started to show signs of recovery during the second quarter of 2002 and the gross domestic product (GDP) increased 0.9% during 2002. The sectors of the economy that reported positive rates of growth were: financial services, up 4.4%; electricity, gas and water, which grew 3.8%; transportation, up 2.2%; construction, up 1.7%; and personal services, up 1.3%. In contrast, the sectors of the economy that registered negative rates of growth during 2002 were: manufacturing, -0.6%; the primary sector, composed of agriculture, fishery and livestock, -0.40%; commerce, restaurants and hotels, -0.4%; and mining, -0.3%. Although Mexico’s economy continues to be vulnerable to a turndown of the U.S. economy, economists surveyed by Mexico’s Central Bank estimate that positive GDP growth will continue during 2003, when GDP is expected to expand by approximately 2.8%.

After three consecutive years of achieving inflation rates lower than the targets, during 2002 Mexico’s inflation rate reached 5.7%, higher than the 4.5% originally estimated by the authorities. The high level of prices of goods and services provided by the public sector explains this underperformance. In order to reach an inflation level of 3% during 2003, the Central Bank has announced that it will continue implementing a restrictive monetary policy. As the 3% target seems difficult to achieve given the current level of 5.73% and the prevailing environment, economists estimate that inflation will register a figure of approximately 4.3% at the end of 2003. At the same time, Mexican interest rates also increased during this quarter, when yields of 28-day Cetes (treasury bills) ended January 2002 at 9.08%, compared with 7.7% at the end of fiscal 2002.

The currency market continues performing in a volatile manner, mainly as a result of the uncertainty created by fear of a war in Iraq. The value of the Mexican peso against the dollar decreased 7.4% during this quarter, when it ended at a level of Ps. 10.907. The Central Bank has announced that it will not intervene directly in the currency market to influence the level of the exchange rate but that it will implement a mechanism to slow the rate of growth of international reserves, which have reached a historical maximum level of $52 billion.

Mexico’s trade balance registered a deficit of $8.0 billion during 2002, 19.7% lower than during 2001. Total exports increased 1.4% to $160.7 billion, and within them, oil exports increased 13.1%, mostly because of higher international oil prices, while manufacturing exports increased 0.4%. At the same time, total imports increased 0.2% to $168.7 billion, and within them, consumer good imports grew by 7.2%, intermediate good imports by 0.3%, while capital good imports decreased 6.7%. Mexico continues to be the second largest trade partner of the United States only after Canada. During 2002, total trade between Mexico and the United States was $232.26 billion, with a trade balance surplus for Mexico of $37.2 billion. According to preliminary figures recently published by the authorities, during February 2003, Mexico’s trade balance regis -

tered a surplus of $65 million. This was the first monthly surplus since June 1997 and resulted from a 110% increase in oil exports.

Fund’s Performance & Portfolio Strategy

Since the last quarter of fiscal 2002, the Fund’s investment adviser continued to pursue opportunities to invest in small and mid-cap Mexican companies. Many of these new portfolio acquisitions, while listed on the Bolsa, are not available to foreign investors through ADRs or similar instruments traded abroad and their shares trading volume is significantly less than some of the Fund’s larger capitalization holdings. The companies added to the Fund’s portfolio were selected because of their financial strength, including healthy profitability and leverage ratios, as well as because of their attractive growth potential. Additionally, their current valuations, solid management and outlook for coming periods were considered. Many of these companies’ shares trade at volumes lower than those of shares of the Fund’s largest portfolio holdings. At the end of this fiscal quarter, these companies represented approximately 42% of Fund net assets. The Fund’s investment adviser intends to continue accumulating positions in these kind of companies in the near future. The most recent issuer additions to the Fund’s portfolio are Asur (airport operator); Apasco (cement); KOF, Arca and Contal (beverages); Imsa and Tenaris (steel), Gsanborn and Soriana (retail); Vitro (glass); Desc (a diversified holding company); and GEO (housing). For similar reasons, the Fund also increased its investments in Ara (housing), Alfa (holding), Bimbo (food products), CIE (entertainment), Gcarso (holding), Gfinbur and Gfnorte (financial). In order to make these investments the Fund has reduced its holdings in Telmex, AMX and CEL (telecommunications); Tlevisa and TVAztca (broadcasting); Walmex and Elektra (retail); Cemex (cement) and GFBB (financial).

As previously mentioned, the climate of uncertainty and volatility prevailing in international stock markets extended to Mexico as well, resulting in a decline in the IFCG Mexico Index, the Fund’s benchmark, of 5.19%. The Fund’s NAV and market price per share declined 8.3% and 13.8%, respectively. The discount between the Fund’s market price and NAV per share ended January 2003 at 12.8%, compared with 5.7% at the end of fiscal 2002. The Fund’s investment adviser believes that as the Mexican economy seems to be returning to an expansion period, the valuation of the market could improve once the prevailing uncertain environment fades away, resulting in increasing returns to investors.

The liquidity of Fund shares on the NYSE has decreased as a consequence of the share repurchase offers conducted by the Fund; 29.5 million shares, equivalent to 65% of outstanding shares, were cancelled during 2002. The total number of Fund shares traded on the NYSE during 2002 was 17 million, compared with 34 million and 29 million during 2000 and 2001, respectively.

This Report includes, for your reference, a summary description of the Fund’s recently acquired companies and the Fund’s ten largest holdings. The Fund’s investments are categorized according to the sector classification provided by the Mexican Stock Exchange.

The Fund has adopted a concentration policy that permits it to concentrate its investments in any industry or group of industries in the IPC Index (or any successor or comparable index as determined by the Board of Directors to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the IPC Index; provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%.

Currently, the only industry group that represents 20% or more of the value of the securities included in the IPC Index is the communications industry group. This industry category includes local, long-distance, and cellular telephone companies, as well as broadcast and media companies. Approximately 87.3% of this industry group is comprised of stocks of telecommunications companies. Since the fourth fiscal quarter, the Fund’s investment adviser has reduced its market weighting of the communications sector from 24.4% at the end of fiscal 2002 to 23.2% at the end of this fiscal quarter. This is compared with the communications industry group’s weighting of approximately 39.7% of the IPC Index. The Fund’s investment adviser will continue to evaluate the concentration in this industry and may choose not to concentrate in this industry group in the future or to concentrate in other industries subject to the concentration policy described above.

On January 28, 2003, the Fund paid a $1.793 per share dividend to shareholders of record on December 23, 2002. This dividend was declared in additional Fund shares with a cash option. A total of 8,240,933 shares, equivalent to 51.7% opted to receive the dividend in the form of additional Fund shares, at a price of $12.08 per share, which was the closing market price of Fund shares on the NYSE on

January 14, 2003, the valuation date. The remaining 7,690,388 shares, equivalent to 48.3% of total shares, opted to receive this dividend in cash.

Periodic Repurchase Offer Policy

On March 6, 2002, the Fund announced Board approval of a policy to conduct periodic in-kind repurchase offers at no less than 98% of NAV for up to 100% of the Fund’s outstanding shares. This policy is intended to provide additional liquidity to Fund shares and to reduce the discount at which Fund shares have been trading on the NYSE. Under this policy which was approved by stockholders and is the subject of exemptive relief granted by the Securities and Exchange Commission, the Fund offers to repurchase no less than five percent of the Fund’s outstanding shares each fiscal year, based on the number of shares outstanding at the beginning of the fiscal year. Repurchase offers are in-kind and conducted at least once each fiscal year, but not more frequently than quarterly, and are for between one and one hundred percent of the Fund’s outstanding shares. The Board can set or reset the periodic interval between repurchase offers at three, six or 12 months.

The Fund conducted its third in-kind repurchase offer and the first of this fiscal year from December 30, 2002 to January 22, 2003. The Fund offered to repurchase up to 5% of outstanding shares at 98% of the Fund’s NAV on the Repurchase Pricing Date of the offer. The Fund received repurchase requests for approximately 7.35% of the outstanding shares and, according to the terms of the offer, pro-ration was applied at 67.99% to each number of shares submitted by participants.

After the Fund issued new shares in connection with stock dividend in December 2002, the Fund now has 16,357,931 shares outstanding. The Fund anticipates conducting its next in-kind repurchase offer, for an amount not yet determined by the Board at the end of July 2003.

The repurchase offers are not part of a plan to liquidate the Fund. Shareholder participation in the repurchase offers is not mandatory as shareholders can continue to purchase and sell Fund shares in cash transactions on the NYSE. The Fund continues to provide a convenient professionally managed vehicle for investing in Mexico.

Investor Relations

The Fund’s web site presents the Fund’s market price and NAV per share on a same-day basis and provides a downloadable database containing the most important historical figures for the Fund. Documentation of the Fund’s in-kind repurchase offers is available for download at section “Shareholder Information”. Also available is the complete history of dividend distributions made by the Fund and additional links to useful sites of Mexican government agencies, capital markets and listed companies. Web site visitors may now request online to receive via regular mail a copy of the Fund’s Annual Report, Semi-Annual Report, and the most recent Quarterly and Monthly Summary Reports. We hope that the Fund’s web site is a useful resource for information and we will continue working to improve it.

The Fund also has a toll-free telephone number that will provide you with the Fund’s current NAV, quarterly reports and other Fund materials:

(800) 224-4134

The Fund also offers shareholders and the general public the ability to contact the Fund via e-mail with questions or requests for additional information about the Fund. Please direct your e-mail inquiries to:

Investor Relations Office

investor-relations@themexicofund.com

In addition to the quarterly reports published by the Fund, the Investment Adviser distributes a Monthly Summary Report with information about the Fund, the Mexican economy and the Bolsa. Interested persons may either access this report on the Fund’s web site or receive it via regular mail. Please request this report through the Fund’s web site or write to the Investment Adviser at:

Impulsora del Fondo México, sa de cv.

77 Aristoteles St. 3rd Floor

Polanco

11560 Mexico, D.F.

Mexico

Information on the Fund’s NAV and market price per share is also published weekly in The Wall Street Journal, The New York Times and other newspapers in a table called “Closed-End Funds”. The Fund’s NYSE trading symbol is MXF.

The Fund’s shares are also listed and traded on the Third Section (“Freiverkehr”) of the Stuttgart Stock Exchange. The Fund’s German Domestic Tax Representative is:

PricewaterhouseCoopers GmbH

Wirtschaftsprüfungsgesellschaft

Marie-Curie-Straße 24-28

60439 Frankfurt am Main

Postfach 50 06 36

60394 Frankfurt am Main

Germany

The Fund’s Dividend Reinvestment Plan and Transfer Agent is:

American Stock Transfer &

Trust Company

59 Maiden Lane – Plaza Level

New York, NY 10038

(212) 936-5100

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) provides a convenient way to increase your holdings in the Common Stock of the Fund through the reinvestment of net investment income and capital gain distributions. Under the terms of the Plan, Fund shareholders are automatically enrolled as participants in the Plan. If you do not wish to participate in the Plan, please contact the Plan Agent. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any fractional shares. At a shareholder’s request, the Plan Agent will sell the participant’s shares and remit any proceeds to the participant, net of brokerage commissions. Shareholders who do not participate in the Plan will receive all distributions in cash.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund’s Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be priced at NAV. If on the valuation date, the market price of the Common Stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If your shares are registered or will be registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the shareholder not participated in the Plan.

If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

American Stock Transfer &

Trust Company

Attention: Dividend Reinvestment

Department

59 Maiden Lane – Plaza Level

New York, NY 10038

(212) 936-5100

Sincerely yours,

José Luis Gómez Pimienta President	Juan Gallardo T. Chairman of the Board

March 28, 2003.

Description of Recently Acquired Companies1

1.	Vitro (2.57%)

Vitro is one of the world’s leading glass producers and a major participant in its three principal businesses: flat glass, glass containers, and glassware. Vitro’s subsidiaries serve multiple product markets, including: construction and automotive glass; fiberglass; food and beverage, wine, liquor, cosmetics and pharmaceutical glass containers; glassware for commercial, industrial and retail uses; and plastic and aluminum containers. Vitro has joint ventures with major world-class partners and industry leaders that provide access to its subsidiaries to international markets, distribution channels and state-of-the-art technology. Vitro’s subsidiaries have facilities and distribution centers in seven countries, located in North, Central and South America, and Europe, and export to more than 70 countries worldwide.

2.	Corporación Geo (“Geo”) (2.26%)

Geo is a fully integrated homebuilder engaged in the design, development, construction, marketing, commercialization and delivery of affordable entry-level and middle-class housing communities in Mexico. Through operating subsidiaries positioned in the most dynamic cities in the country, Geo is a diversified homebuilder with operations in 19 of the 32 Mexican states, consisting of approximately 70% of the country’s population.

3.	Grupo Imsa (“Imsa”) (1.91%)

Imsa is a holding company that operates in four core businesses: steel processed products; plastic construction products; automotive batteries and aluminum. Imsa has manufactur-

[1]	In this and the following section, the figures in parentheses indicate the percentage that each company represents of the Fund’s net assets as of January 31, 2003.

ing facilities in Mexico, the United States and throughout Central and South America, and exports worldwide.

4.	Embotelladoras Arca (“Arca”) (1.85%)

Arca is the second-largest Coca-Cola bottler in Mexico, after KOF (see below). Its operations span the northern region of Mexico, an area with the highest per capita consumption of Coca-Cola outside the United States. Arca was formed in October 2001 from the merger of the two oldest Coca-Cola bottlers in Mexico.

5.	Grupo Continental (“Contal”) (1.71%)

Contal is one of the ten largest Coca-Cola bottling groups in the world and the fourth largest in Mexico. The company has 17 bottling plants and 73 branches located in the central region of Mexico, covering approximately 14.5% of Mexico’s territory. Contal serves a market of more than 12 million consumers.

6.	Organización Soriana (“Soriana”) (1.56%)

Soriana is a retail company organized to provide a wide assortment of merchandise, from groceries and fresh food to apparel and general merchandise, in the hypermarket format. The company operates in the 43 most important cities in Mexico through 116 self-service stores. Soriana has six distribution centers and its main offices are located in Monterrey.

7.	Apasco (1.54%)

Apasco is the second largest producer of cement in Mexico, after Cemex (see below). Apasco produces and distributes cement, mortar, ready-mixed concrete and other products and services for the construction industry. The company has six cement plants providing it with a production capacity of 8.9 million metric tons per year, more than 100 pre-mixed con -

crete plants, five plants that produce aggregates, 25 cement distribution centers, four seaport export terminals and a Concrete Technological Centre. Apasco is part of the Holcim Swiss Group, a world leader in the production and marketing of cement, ready-mixed concrete and aggregate products.

8.	Coca-Cola Femsa (“KOF”) (1.47%)

KOF bottles and distributes Coca-Cola products in Mexico City (and surrounding areas), the Southeast of Mexico and in Buenos Aires, Argentina (and surrounding areas). KOF currently accounts for approximately 25.0% of Coca-Cola sales in Mexico and approximately 36.5% of Coca-Cola sales in Argentina. The Coca-Cola Company owns a 30% equity interest in KOF. Recently, KOF signed an agreement to acquire Panamco, another Coca-Cola bottling operating in Mexico, Brazil, Costa Rica, Nicaragua, Panamá, Guatemala and Venezuela. Although the transaction is subject to regulatory approvals, it would allow KOF to become the world’s second largest Coca-Cola bottler and the largest in Mexico and Latin America, serving 167 million customers.

9.	Asur (1.19%)

ASUR was established in 1998 as a participant in the privatization process of the Mexican airport network. The company has a 50-year concession to operate nine airports in the southeast region of Mexico, which commenced November 1, 1998 and may be extended for another similar period. Asur’s concessions include Cancun International Airport – the second-busiest airport in Mexico –, Cozumel, Merida, Huatulco, Oaxaca, Veracruz, Villahermosa, Tapachula and Minatitlán.

10.	Desc (0.98%)

Desc is a diversified holding company engaged in four principal sectors: autoparts; chemicals; food and real estate. The automotive parts business manufactures 41 different types of autoparts products including, among others, light, medium and heavy duty manual transmissions and clutches, constant velocity joints, rear and front traction axles, tappets, pistons and piston pins, pick-up truck bodies and other stamped metal products. The company’s chemical business produces synthetic rubber, polystyrene, carbon black, methyl methacrylate, and waterproofing additives and sealants, among others. In the food business, Desc makes branded products including “Del Fuerte” tomato sauce and canned vegetables, “La Gloria” corn oil, “La Victoria” coffees and “Nair” canned tuna. The company’s real estate business acquires and develops land for commercial, residential and tourism uses.

11.	Grupo Sanborns (“Gsanbor”) (0.84%)

Gsanbor is a diversified holding company dedicated to retail activities with an important presence in the Mexican market. The company was formed by well-recognized retail formats in Mexico that include: Sanborn Hermanos, S.A., a chain of unique retail stores, restaurants and bars; Promotora Musical, S.A. de C.V., music stores including Mixup and Tower Records; Sears Roebuck de México; El Globo, a chain of bakery stores; coffee shops and six of the most important shopping malls in Mexico City.

12.	Tenaris (0.72%)

Tenaris, a multinational company established in Luxembourg, is the leading manufacturer and supplier of steel pipe products and associated services to the oil and gas, energy and mechanical industries. Its steel tube mills are located in Italy, Argentina, Brazil, Mexico, Venezuela, Japan and Canada. Tenaris’ market share is approximately 30% of seamless products and 13% of the seamless tube market.

Description of the Fund’s Ten Largest Holdings as of January 31, 2003

1.	Wal-Mart de México (“Walmex”) (10.55%)

Walmex is the largest chain of retail stores in Mexico and has the dominant market position in the commercial sector of the country. The company is a subsidiary of the U.S. firm Wal-Mart Stores, Inc. (NYSE: WMT). At the end of October 2002, Walmex had a total of 597 units in 58 cities in Mexico, which include supermarkets, retail stores and restaurants.

2.	Teléfonos de México (“Telmex”) (9.61%)

Telmex is the major telecommunications company in Mexico, and with more than 14 million lines, provides local, domestic and international long-distance telephone services, internet access, wireless, data, audio and video transmission services. Telmex also provides telecommunication services in the United States.

3.	Cemex (“Cemex”) (6.21%)

Cemex is the world’s third largest cement producer, the largest trader of cement and the leading producer of white cement. The company also produces concrete mix, clinker and value added products. Cemex produces and operates in more than 30 countries around the world and has commercial relations with over 60 countries. Cemex is the leader in the cement markets of Mexico, Spain, Venezuela, Panama, Costa Rica, the Dominican Republic, Egypt and Colombia, and has an important market presence in the Caribbean, Indonesia, the Philippines and the southwest region of the United States.

4.	América Móvil (“AMX”) (6.18%)

AMX is the leading provider of wireless communications services in Latin America with over 30 million wireless subscribers. In Mexico, AMX provides services in all regions of the country, including all major cities, and services approximately 89.6% of Mexico’s population. The company has subsidiaries and joint ventures in the telecommunications sector in Guatemala, Ecuador, Argentina, Brazil, Colombia, Venezuela, the United States, Puerto Rico, Mexico and Spain. In addition, it has formed a new joint venture company with Bell Canada International Inc. and SBC International, Inc. that will serve as the principal vehicle for expansion in Latin America.

5.	Fomento Económico Mexicano (“Femsa”) (5.30%)

Femsa is Latin America’s largest beverage company with exports to the United States, Canada, Latin America, Europe and the Far East. Founded in 1890, Femsa is the largest totally integrated producer of soft drinks and beer in Mexico and is the controlling company of Coca-Cola Femsa (KOF), one of the leading bottlers in Latin America. Femsa also operates the largest chain of convenience stores in Mexico (Oxxo), produces packaging materials and is an important bottler in Argentina. Brand names produced by Femsa include “Sol” beer, “Coca-Cola” and “Sidral Mundet.”

6.	Grupo Modelo (“Gmodelo”) (4.45%)

Founded in 1925, Gmodelo is the leader in the production, distribution and sale of beer in Mexico with a market share in the domestic and export markets of approximately 60%. The group exports its products to 150 countries and owns 10 brand names, including Victoria, Modelo and Corona, the most popular beer imported in the United States. The company also imports and distributes in Mexico brand names of beer produced by its partner Anheuser-Busch, including Budweiser and Bud Light.

7.	Alfa (“Alfa”) (4.11%)

Alfa is a holding company comprised of five business groups. Alpek, the second largest producer of PTA in the NAFTA region and is dedicated to petrochemical and synthetic fibers. Hylsamex, one of the most competitive steel companies in North America; Sigma, a leading producer of frozen and refrigerated foods in Mexico; Versax, a producer of aluminum products; and Onexa, a company dedicated to telecommunications.

8.	Grupo Carso (“Gcarso”) (4.06%)

Gcarso is one of the largest conglomerates in Latin America. It controls and operates a diversified group of companies related to the retail, industrial and consumer businesses. On the retail side, the group participates through Grupo Sanborns, Sears, Mixup, El Globo and Cuicuilco and Plaza Loreto shopping centers. On the industrial side, Carso integrates companies including: Condumex, a global manufacturer of products for the telecommunications, construction, energy and automotive industries; Nacobre, which produces copper, aluminum and PVC products; and Frisco, which holds railroad, chemical and a mining divisions. Finally, consumer-oriented businesses include Porcelanite, the Mexican leader in the ceramic tile industry; and Cigatam, which together with Philip Morris, is the most important player in the tobacco industry, producing and marketing important brands including Marlboro, Benson and Hedges and Delicados.

9.	Grupo Bimbo (“Bimbo”) (3.78%)

Established in 1945, Bimbo today is one of the most important baking companies in terms of brand and trademark positioning, sales and production volume around the world. Bimbo is a leader in its area, with a presence in the United States and 16 countries in Latin America and Europe, offering over 750 products and 90 prestigious brands.

10.	Grupo Banorte (“Gfnorte”)

Grupo Financiero Banorte is the fifth largest financial group in Mexico in terms of total assets. It is one of the healthiest financial groups in Mexico in terms of past due loans and loan reserve coverage. During 2002 Banorte acquired Bancrecer, a bank intervened by the Mexican authorities, and its operations were integrated to those of Banorte.

The Mexico Fund, Inc.

Schedule of Investments as of January 31, 2003 (Unaudited)

Industries		Shares Held	Common Stock (98.99%)	Series	Value (Note 1)	Percent of Net Assets

Cement		583,400	Apasco, S.A. de C.V.	*	$3,155,855	1.54%
Industry		3,374,591	Cemex, S.A. de C.V.	CPO	12,768,923	6.21

					15,924,778	7.75

Communications		6,552,600	América Móvil, S.A. de C.V.	A	4,656,011	2.26
		11,410,700	América Móvil, S.A. de C.V.	L	8,055,670	3.92
	(a)	6,587,600	América Telecom, S.A. de C.V.	A1	3,859,462	1.88
	(a)	6,586,800	Carso Global Telecom, S.A. de C.V.	A1	6,643,024	3.23
	(a)	3,625,900	Grupo Televisa, S.A.	CPO	4,637,551	2.26
		6,552,300	Teléfonos de México, S.A. de C.V.	A	9,780,180	4.76
		6,677,300	Teléfonos de México, S.A. de C.V.	L	9,979,003	4.85

					47,610,901	23.16

Financial	(a)	9,589,009	Grupo Financiero BBVA-Bancomer, S.A. de C.V.	B	7,261,936	3.53
Groups		3,177,300	Grupo Financiero Banorte, S.A. de C.V.	O	7,475,040	3.64
	(a)	6,825,900	Grupo Financiero Inbursa, S.A. de C.V.	O	5,069,249	2.46
	(a)(b)	—	Grupo Financiero Scotiabank Inverlat Recovery Trust		—	0.00

					19,806,225	9.63

Food and		1,645,900	Coca-Cola Femsa, S.A. de C.V.	L	3,030,162	1.47
Beverages		2,794,600	Embotelladoras Arca, S.A. de C.V.	*	3,794,664	1.85
		3,239,999	Fomento Económico Mexicano, S.A. de C.V.	UBD	10,887,233	5.30
		6,280,200	Grupo Bimbo, S.A. de C.V.	A	8,349,109	4.06
		2,552,000	Grupo Continental, S.A.	*	3,507,365	1.71
		4,343,700	Grupo Modelo, S.A. de C.V.	C	9,151,842	4.45

					38,720,375	18.84

Holding		5,698,500	Alfa, S.A. de C.V.	A	8,448,298	4.11
Companies	(a)	2,854,900	Corporación Interamericana de Entretenimiento, S.A. de C.V.	B	4,329,374	2.11
		6,294,000	Desc, S.A. de C.V.	B	2,019,731	0.98
	(a)	3,750,500	Grupo Carso, S.A. de C.V.	A1	8,355,917	4.06
		3,327,700	Grupo Imsa, S.A. de C.V.	UBC	3,935,796	1.91
	(a)	1,979,500	Grupo Sanborns, S.A. de C.V.	B-1	1,722,346	0.84
		6,060,700	Vitro, S.A.	A	5,278,920	2.57

					34,090,382	16.58

Housing	(a)	3,733,800	Consorcio ARA, S.A. de C.V.	*	5,511,573	2.68
	(a)	2,668,400	Corporación Geo, S.A. de C.V.	B	4,648,397	2.26

					10,159,970	4.94

Pulp and Paper		3,378,980	Kimberly-Clark de México, S.A. de C.V.	A	7,329,917	3.57

The Mexico Fund, Inc.

Schedule of Investments as of January 31, 2003 (Unaudited) — (Continued)

Industries		Shares Held	Common Stock (98.99%)	Series	Value (Note 1)	Percent of Net Assets

Retail Stores		2,215,100	Controladora Comercial Mexicana, S.A. de C.V.	UBC	$1,029,675	0.50%
	(a)	1,929,200	Organización Soriana, S.A. de C.V.	B	3,210,351	1.56
		4,673,293	Wal-Mart de México, S.A. de C.V.	C	9,327,819	4.54
		5,548,800	Wal-Mart de México, S.A. de C.V.	V	12,362,435	6.01

					25,930,280	12.61

Service		2,335,200	Grupo Aeroportuario del Sureste, S.A. de C.V.	B	2,451,479	1.19

Steel	(a)	754,715	Tenaris, S.A.	*	1,473,877	0.72

			Total Common Stock (Identified Cost—$192,737,634)		$203,498,184	98.99%

Securities			Short-Term Securities (0.86%)		Value (Note 1)	Percent of Net Assets

Repurchase Agreements			BBVA Bancomer, S.A., 8.45%, dated 01/31/03, due 02/03/03, repurchase price $1,273,442, collateralized by Cetes. Value of collateral $1,272,546		$1,272,546	0.62%
			Comerica Bank, 1.054%, dated 01/31/03, due 02/03/03, repurchase price $490,929, collateralized by U.S. Government Agency Securities. Value of collateral $490,915		490,915	0.24

			Total Short-Term Securities (Identified cost—$1,763,461)		1,763,461	0.86
			Total Investments (Identified cost—$194,501,095)		205,261,645	99.85
			Other Assets in Excess of Liabilities		315,597	0.15

			Net Assets Equivalent to $12.57 per share on 16,357,931 shares of capital stock outstanding (Note 6)		$205,577,242	100.00%

(a)	Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b)	See Note 9 to Financial Statements.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Assets and Liabilities as of January 31, 2003 (Unaudited)

Assets:
Investments:
Securities, at value (Note 1):
Common stock (identified cost — $192,737,634)	$203,498,184
Short term securities (identified cost — $1,763,461)	1,763,461

Total investments (identified cost — $194,501,095)		$205,261,645
Receivables from securities sold		909,322
Interest receivable		16,356

Total assets		206,187,323

Liabilities:
Payable to Investment Advisor (Notes 2 and 3)		210,884
Accrued expenses and other liabilities		399,197

Total liabilities		610,081

Net Assets — Equivalent to $12.57 per share on 16,357,931 shares of capital stock outstanding		$205,577,242

Composition of Net Assets:
Common stock		$16,357,931
Additional paid in capital		189,538,672
Accumulated net investment loss		(1,333,927)
Accumulated net realized loss on investments		(9,743,145)
Unrealized appreciation of investments and translation of assets and liabilities in foreign currency		10,757,711

		$205,577,242

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Operations (Unaudited) For the Three Months Ended January 31, 2003

Net Investment Income:
Income:
Dividends	$418,376
Interest	83,599

Total income		$501,975
Expenses:
Investment advisory fee	503,624
Administrative services	93,436
Value-added taxes	92,127
Printing, distribution and mailing of shareholder reports	48,505
Legal fees	206,086
Directors’ fees	57,468
Directors’ and Officers’ expenses	66,786
Audit and tax fees	28,560
Custodian fees	13,607
Transfer agent and dividend disbursement fees	5,250
Shareholders’ information	26,416
Stock exchange fees	7,521
Insurance	37,808
Miscellaneous	23,730

Operating expenses		1,210,924

Net investment loss		(708,949)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments	4,212,601
Net realized loss from foreign currency transactions	(624,680)

Net realized gain on investments and foreign currency transactions		3,587,921
Increase (decrease) in net unrealized gain on investments and translation of assets and liabilities in foreign currency:
Decrease in net unrealized gain on investments	(21,991,510)
Decrease in net unrealized loss on translation of assets and liabilities in foreign currency	5,436

Decrease in net unrealized gain on investments and translation of assets and liabilities in foreign currency		(21,986,074)

Net Decrease in Net Assets Resulting from Operations		$(19,107,102)

See Notes to Financial Statements.

The Mexico Fund, Inc. Statements of Changes in Net Assets	For the Three Months Ended January 31, 2003 (Unaudited)	For the Year Ended October 31, 2002

Increase (Decrease) in Net Assets:
From Operations
Net investment income	$(708,949)	$5,487,768
Net realized gain on investments and foreign currency transactions	3,587,921	184,243,650
Decrease in net unrealized gain on investments and translation of assets and liabilities in foreign currency	(21,986,074)	(158,593,191)

Net (decrease) increase in net assets resulting from operations	(19,107,102)	31,138,227
Dividends to shareholders from net investment income	(7,216,888)	(6,086,589)
Dividends to shareholders from net realized gain on investments	(21,347,970)	(121,218,134)

	(47,671,960)	(96,166,496)
From Capital Share Transactions
Net increase in capital stock (Note 6)	14,775,992	—
Repurchase of stock, at cost (Note 8)	(70,290,230)	(458,047,473)

	(55,514,238)	(458,047,473)

Total decrease in net assets	(103,186,198)	(554,213,969)
Net Assets:
Beginning of period	308,763,440	862,977,409

End of period	$205,577,242	$308,763,440

See Notes to Financial Statements.

The Mexico Fund, Inc. Financial Highlights	For the Three Months Ended January 31, 2003 (Unaudited)		For the Year Ended October 31,
			2002	2001	2000	1999	1998
Per Share Operating Performance:
Net asset value, beginning of period	$15.46		$18.98	$20.84	$19.57	$15.52	$23.49

Net investment (loss) income (Note 1)	(0.04	)**	0.15 **	0.23 **	0.18 **	0.40	0.39	**
Net (loss) gain on investments and translation of foreign currency (Note 1)	(1.09	)**	(1.30)**	(2.31 **	1.10 **	4.10	(7.48	)**

Total from investments operations	(1.13	)**	(1.15)**	(2.08)**	1.28 **	4.50	(7.09	) **

Less Dividends:
Dividends to shareholders from net investment income	(0.45)		(0.13)	(0.13)	(0.19)	(0.45)	(0.23)
Dividends to shareholders from net realized gains on investments	(1.34)		(2.67)	(0.05)	—	—	(0.60)

Total dividends	(1.79)		(2.80)	(0.18)	(0.19)	(0.45)	(0.83)

Capital Share Transactions:
Effect on NAV of stock repurchased	0.06		0.43	0.40	0.18	—	—
Capital charge resulting from issuance of fund shares	(0.03)		—	—	—	—	(0.05)

Total capital share transactions	0.03		0.43	0.40	0.18	—	(0.05)

Net asset value, end of period	$12.57		$15.46	$18.98	$20.84	$19.57	$15.52

Market value per share, end of period	$10.96		$14.58	$16.70	$15.81	$14.31	$11.25

Total investment return based on market value per share	(12.60%)		2.14%	6.64%	11.82%	31.92%	(36.70%)
Ratios to Average Net Assets:
Gross Expenses	1.99	%*	1.46%	1.07%	0.96%	0.98%	0.93%
Expenses, net of reimbursement	1.99	%*	1.37%	1.07%	0.96%	0.98%	0.93%
Net investment (loss) income, net of expense reimbursement	(1.16	%)*	0.83%	1.12%	0.78%	2.14%	1.87%
Supplemental Data:
Net assets at end of period (in 000’s)	$205,577		$308,763	$862,977	$1,022,136	$988,627	$783,775
Portfolio turnover rate	5.16%		43.36%	29.69%	22.27%	6.40%	3.69%

  *Annualized

**Amounts were computed based on average shares outstanding during the period.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Notes to Financial Statements—

January 31, 2003 (Unaudited)

1.	Operations and Significant Accounting Policies:

The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. On October 16, 2000, the Fund received shareholder approval to convert from a diversified to a non-diversified investment company under the 1940 Act. The investment objective of the Fund is to seek long term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Valuation of investments — Investments traded on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last ten minutes of operations in any business day. Short-term securities are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund’s valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value.

Security transactions and investment income — Security transactions are recorded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

Foreign Currency — The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos (“Ps.”) was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at January 31, 2003 was Ps. 10.9069 to $1.00.

The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

Since the net assets of the Fund are determined based on the currency exchange rate and market values at the close of each business day, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange of cash, payment of services or functional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amount actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

Repurchase Agreements — The Fund enters into repurchase agreements with approved institutions. The Fund’s repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and the Fund’s investment advisor monitors the credit standing of repurchase agreement counterparties. It is the Fund’s policy that the fair value of the collateral is at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Realized gains and losses on investments — Realized gains and losses on investments are determined on the identified cost basis.

Taxes — No provision has been made for U.S. income or excise taxes for the year ended October 31, 2002, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the “Code”), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its shareholders.

Dividends to shareholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment income as reflected in the accompanying financial statements, is presented in accordance with accounting principles generally accepted in the United States. Net realized gains from security transactions, are distributed annually to shareholders.

The Fund is subject to Mexican withholding taxes in accordance with the Mexican Income Tax Law and with the provisions included in the treaty to avoid double taxation signed between Mexico and the United States, on specific sources of income. Such taxes will be applied to the shareholders upon payment of dividends by the Fund.

The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund.

Dividends to shareholders — Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders maybe subject to Mexican withholding taxes.

Risks of Investment in Mexican Securities — Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets, (2) currency fluctuations; (3) higher rates of inflation and domestic interest rates and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

2.	Investment Advisory Agreement:

The Fund has a management contract with Impulsora del Fondo México, S.A. de C.V. (the “Adviser”), a Mexican corporation registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund’s stated investment policies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

3.	Administrative Services Agreement:

Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other administrative activities, the determination and publication of the net asset value of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The term of this agreement was renewed by the Board of Directors through August 31, 2003. The Fund pays to the Adviser a monthly fee at the annual rate of 0.07% of average daily net assets, with a minimum amount of $350,000. Beginning with the Stock Repurchase Program that commenced on October 10, 2002, the Adviser will receive a fee of $75,000 per every repurchase made by the Fund.

4.	Mandate Agreement and Mandatory Party:

On March 31, 1998, the Fund signed a Mandate Agreement with Bancomer. Under this Agreement, Bancomer acts as the Mandatory Party, performing certain activities related to the custody of the Fund’s securities. The annual fee payable to Bancomer under this Agreement is denominated in Mexican pesos, which currently translates to approximately $43,985 as of January 31, 2003. Due to the nature of this Agreement, the fees paid to Bancomer are consolidated with the Fund’s custodian fees.

5.	Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, for the three months ended January 31, 2003 were as follows:

Purchases

Common Stock	$12,917,864

Total Purchases	$12,917,864

Proceeds from Investments Sold

Common Stock	$94,531,901

Total Sales	$94,531,901

Included in proceeds from investments sold, is $68,697,926 representing the value of securities disposed of in payment of redemptions in-kind, resulting in realized gains of $7,784,765. Pursuant to a ruling order from the Internal Revenue Service, obtained by the Fund, these gains are not recognized by the Fund for tax purposes. As a result, net realized gains differ for financial statements and tax purposes. These realized gains have been reclassed from undistributed realized gains on investments to additional paid in capital in the accompanying financial statements.

6.	Capital Stock:

At October 31, 2002, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 16,357,931 shares were outstanding.

The Fund offers a Dividend Reinvestment Plan (“Plan”) to its shareholders. Fund shareholders are automatically enrolled as participants in the Plan unless they notify the Fund’s transfer agent otherwise.

On December 5, 2002, the Board of Directors declared a stock dividend of $28,564,858. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some shareholders selected the stock dividend, therefore the Company issued 1,223,179 shares, which amounted to $14,775,992.

7.	Distributions to Shareholders:

As of January 31, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated net realized loss on investments	$(3,506,942)
Accumulated net investment loss	(1,333,927)
Unrealized appreciation	4,521,509

Total accumulated earnings	$(337,080)

At January 31, 2003, the cost of investments for federal income tax purposes was $200,737,292. Gross unrealized appreciation of investments was $45,661,516 and gross unrealized depreciation of investments was $41,137,162 resulting in net unrealized appre -

ciation on investments of $4,524,354, excluding foreign currency transactions. The difference between book-basis and  tax basis unrealized appreciation/ (depreciation) is attributable primarily to different book and tax treatment on corporate reorganizations to securities held by the Fund.

8.	Stock Repurchase Programs:

On March 6 , 2002, the Board of Directors of the Fund announced a policy contemplating “in-kind” repurchase offers at 98% of net asset value for up to 100% of the Fund’s outstanding shares.

The first such offer commenced on May 8, 2002 and expired on June 7, 2002. A total of 25,487,175 shares participated in the offer, equivalent to a total repurchase price of $458,047,473, including $700,000 of expenses related to the offer. These expenses were charged to capital. The Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains and undistributed net investment income. Accordingly, the Fund reclassified such amounts from undistributed net realized gains and undistributed net investment income to additional paid in capital.

The second offer commenced on October 10, 2002 and expired on October 31, 2002. The amount paid for redeemed shares was 98% of the Fund’s net asset value on November 14, 2002, was paid on November 19, 2002 and was recorded in November for financial statements purposes. A total of 4,037,736 shares participated in the offer, equivalent to a total repurchase price of $60,478,026, including $250,000 of expenses related to the offer.

The third offer was limited to 5% of the Fund’s outstanding shares, commenced on December 3, 2002 and expired on January 22, 2003. The amount paid for redeemed shares was 98% of the Fund’s net asset value on January 29, 2003, was paid on February 3, 2003 and was recorded in January for financial statements purposes. A total of 1,171,565 shares participated in the offer, of which 796,569 were repurchased by  the Fund equivalent to a total repurchase price of $9,911,029, including $198,186 of expenses related to the offer.

9.	Investments:

As a result of significant losses incurred by Grupo Financiero Scotiabank Inverlat, S.A. de C.V. (“Inverlat”), certain significant shareholders, together with the financial authorities, developed a recapitalization program. On July 23, 1996, after the absorption of accumulated losses through the total reduction of capital stock, shareholders of Inverlat approved a cash contribution by FOBAPROA (Banking Fund for Savings Protection) to cover such losses. As a consequence, all shares outstanding prior to July 23, 1996, were cancelled . The Fund has received an interest in a Recovery Trust set up to manage the recovery assets of Inverlat. Through the trust agreement, the Company may receive shares equal to 9% and up to 36% of their ownership interest. Management has assigned the market value of the Fund’s holdings in the Recovery Trust at $0 as of January 31, 2003, due to the uncertainty regarding its ultimate realization.

According to the Bank Savings Protection Law, which was enacted on January 20, 1999, all assets of FOBAPROA have been transfered to a new entity called IPAB (Bank Savings Protection Institute). This transfer will not modify the market value assigned to the Recovery Trust.

Certain members of the Board of Directors of the Fund are also members of Boards of Directors of certain companies held in the Fund’s portfolio.